EXHIBIT 23.1

                            F.E. HANSON, LTD. 3601 N.
                                FAIRFAX DR. # 101
                              ARLINGTON, VA. 22201
                             TELEPHONE 703-312-8648

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

I consent to the incorporation of Auto Data Network, Inc. in its First Amendment to Registration Statement on Form SB-2 of my reports as of February 28, 2003, February 29, 2004 and August 31, 2004.




 /S/ F. E. HANSON
------------------------
F. E. HANSON, C.P.A. ARLINGTON, VA
November 17, 2004